NET REVENUES	6 Months Ended
Jun. 30, 2024
NET REVENUES
NET REVENUES

NOTE 6 - NET REVENUES:

	Six Months Ended June 30,
	2024	2023

	U.S dollars in thousands
Sales of products	2,572	5,395

During the six months ended June 30, 2024, and June 30, 2023, the Company recorded contra-revenues of ($0.9) million and ($0.2) million for Movantik®, respectively, primarily due to returns following its divestiture on February 1, 2023 (see note 15(6) in the annual financial statements as of December 31, 2023). Correspondingly, net revenues from other products (mainly Talicia®) were $3.5 million in the first half of 2024, including $0.5 million from sales to Gaelan Medical Trade LLC, which has an exclusive license for Talicia® in the UAE (see note 15(7) in the annual financial statements as of December 31, 2023). In the first half of 2023, net revenues from other products (mainly Talicia®) were $5.6 million, all from U.S. sales.